UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2023
Date of Report (Date of earliest event reported)

ELECTRAMECCANICA VEHICLES CORP.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8057 North Fraser Way Burnaby, British Columbia, Canada	V5J 5M8
(Address of principal executive offices)	(Zip Code)

(604) 428-7656
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	SOLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On January 6, 2023, ElectraMeccanica Vehicles Corp. (the “Company” or “ElectraMeccanica”) issued a news release announcing its partnership with the Arizona Super Bowl Host Committee (SBHC) during an official vehicle hand-off event at the Phoenix Convention Center.

As just one part of its partnership, ElectraMeccanica presented the SBHC with ten custom-wrapped, all-electric, SOLOs for the Committee to use as courtesy vehicles during the Super Bowl during January and February.

The vehicles will help SBHC employees and volunteers to easily navigate crowded city streets and limited parking options. The vehicles will also save on fuel costs and minimize environmental impact, all of which helps the SBHC to ensure its goal of leading the greenest Super Bowl ever.

ElectraMeccanica will also support the SBHC by participating in various events throughout Arizona during the weeks leading up to the Super Bowl, including an interactive display at the Super Bowl Experience presented by Lowe’s at Hance Park, 100 Yards of Education: A STEM Playbook for Youth education event at State Farm Stadium with an anticipated attendance of more than one thousand students, and other events the week leading up to Super Bowl LVII.

“We have made a significant commitment to Arizona by recently moving our corporate headquarters and manufacturing facility to Mesa,” said Susan Docherty, CEO of ElectraMeccanica Vehicles Corp. “It is important for us to support our home state, and by so doing, to help the SBHC deliver the greenest Super Bowl ever. We want to set an example for other such events throughout America, and hopefully, around the world. Moreover, we believe it’s important for business leaders and elected officials, as well as the general public, to understand that the average person drives alone 80% of the time, in a vehicle that seats more than 4 people, which leads to a lot of unoccupied seats, and a lot of wasted energy. That’s something we are committed to help change through the design and sales of our vehicles and through the support of organizations like the SBHC.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated January 6, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRAMECCANICA VEHICLES CORP.

DATE: January 6, 2023.	By:	/s/ Tony Dent
Tony Dent
General Counsel and Corporate Secretary